IBM 4Q 2023 Earnings January 24, 2024 ibm.com/investor Exhibit 99.2

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, free cash flow, net cash from operating activities excluding IBM Financing receivables, adjusted EBITDA and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 24, 2024. The reconciliation of non- GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on January 24, 2024, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, signings, and book-to- bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2022 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 28, 2023. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-4Q23 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

“In the fourth quarter, we grew revenue in all of our segments, driven by continued adoption of our hybrid cloud and AI offerings. Client demand for AI is accelerating and our book of business for watsonx and generative AI roughly doubled from the third to the fourth quarter. For the year, revenue growth was in line with our expectations, and we exceeded our free cash flow objective. Based on the strength of our portfolio and demonstrated track record of innovation, for 2024 we expect revenue performance in line with our mid-single digit model and about $12 billion in free cash flow.” Arvind Krishna IBM Chairman and CEO 4 4Q23 Performance Clients, Innovation, Portfolio Generative AI CEO perspective

+3.3% Revenue growth yr/yr $11.2B Free cash flow 4Q23 Financial highlights Revenue growth rates @CC 5 “We again demonstrated the fundamental strengths of our business in the fourth quarter through solid, broad-based revenue growth, continued profit margin expansion, increased productivity gains and strong cash generation. Throughout 2023, those strengths enabled us to increase our investment in R&D and talent, and complete nine acquisitions to bolster our hybrid cloud and AI capabilities, all while continuing to return value to shareholders through our dividend.” James Kavanaugh IBM SVP & CFO $17.4B Revenue ~75% Revenue mix (full yr) in software and consulting ~50% Recurring revenue mix (full yr) led by high-value software 140bps Gross margin expansion (operating) 110bps Pre-tax margin expansion (operating) $13.5B Cash and marketable securities FY23

# Software

Hybrid cloud and AI platforms resonating: OpenShift and watsonx

Solid and growing recurring revenue base; ARR* of $14.4 billion, +7% yr/yr

Wrapping on seasonally strong transactional growth

Continued investment in innovation

| +2% | +5% |
|---|---|
| 4Q23 revenue growth<br>$7.5B revenue | FY23 revenue growth<br>$26.3B revenue |

**Revenue categories - 4Q23**



Transaction Processing
+4% yr/yr
Hybrid Platform & Solutions
+1% yr/yr

| | |
|---|---|
| Red Hat | +7% |
| Automation | Flat |
| Data & AI | +1% |
| Security | (6%) |

4Q/FY 23 results; revenue growth rates @CC
*Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC

6

7 +5% 4Q23 revenue growth $5.0B revenue Revenue categories – 4Q23 Application Operations +6% yr/yr +6% FY23 revenue growth $20.0B revenue Technology Consulting +4% yr/yr Business Transformation +5% yr/yr Consulting 4Q/FY 23 results; revenue growth rates @CC Technology-driven transformations continue to drive broad-based growth Strength in strategic partner practices Book-to-bill ratio >1.15 for the year Continued margin expansion

# Infrastructure

zSystems delivered growth, with z16 significantly ahead of prior cycle

Installed MIPS capacity up ~2X over last two z cycles

Distributed Infrastructure performance reflects Power and storage growth

Strong gross and pre-tax margin performance

**+2%**

4Q23 revenue growth
$4.6B revenue

**(4%)**

FY23 revenue growth
$14.6B revenue

**Revenue categories – 4Q23**


Infrastructure Support
(9%) yr/yr
Hybrid Infrastructure
+7% yr/yr
zSystems +8%
Distributed Infrastructure +7%

4Q/FY 23 results; revenue growth rates @CC

8

9 Summary 4Q23 / FY23 Summary Results demonstrate strength of portfolio and sustainability of revenue growth watsonx gaining traction across Software and Consulting Operating leverage and productivity initiatives drive improving margin Strongest level of cash generation since 2019 2024 Expectations Revenue growth @CC in line with mid-term model Increased productivity target to $3 billion in annual run-rate savings Free cash flow of about $12 billion

ibm.com/investor

11 Supplemental material ● Revenue and P&L highlights ● Adjusted EBITDA performance ● Cash flow and balance sheet highlights ● Currency impact on revenue growth ● Software & Infrastructure segment details ● Consulting segment details ● Expense summary ● Balance sheet summary ● Cash flow summary ● Cash flow (ASC 230) Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding ● Revenue and P&L highlights – FY 2023 ● Software & Infrastructure segment details – FY 2023 ● Consulting segment details – FY 2023 ● Expense summary – FY 2023 ● Retirement-related summary ● Software segment revenue categories ● Consulting segment revenue categories ● Infrastructure segment revenue categories ● Non-GAAP supplemental materials

12 Revenue and P&L highlights Revenue growth rates @CC, $ in billions Revenue highlights 4Q23 B/(W) Yr/Yr Revenue $17.4 3% Americas $8.9 5% Europe/ME/Africa $5.3 (2%) Asia Pacific $3.2 8% Operating P&L highlights $ 4Q23 B/(W) Yr/Yr Gross profit $10.4 7% Expense $6.3 (5%) Pre-tax income $4.2 9% Net income $3.6 9% Earnings per share $3.87 8% Adjusted EBITDA $5.5 8% Operating P&L highlights % 4Q23 B/(W) Yr/Yr Gross profit margin 60.1% 1.4 pts Expense E/R 36.1% (0.3 pts) Pre-tax income margin 24.0% 1.1 pts Net income margin 20.6% 0.9 pts Tax rate 13.9% (0.2 pts)

13 Adjusted EBITDA performance $ in billions *Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures 4Q23 Yr/Yr FY23 Yr/Yr Operating (non-GAAP) pre-tax income from continuing operations $4.2 $0.3 $10.3 $0.5 Net interest expense $0.3 $0.0 $0.9 ($0.1) Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $2.8 ($0.3) Stock-based compensation $0.3 $0.0 $1.1 $0.1 Workforce rebalancing charges $0.0 $0.0 $0.4 $0.4 Corporate (gains) and charges* ($0.0) $0.0 ($0.1) $0.3 Adjusted EBITDA $5.5 $0.4 $15.5 $0.9

14 Cash flow and balance sheet highlights $ in billions *FY22 YTD includes immaterial cash flows from discontinued operations **Non-GAAP financial measure; excludes Financing receivables ***Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Cash flow FY23 Yr/Yr* Net cash from operations** $12.7 $1.5 Free cash flow*** $11.2 $1.9 Selected uses of cash FY23 Yr/Yr* Net capital expenditures $1.5 ($0.4) Acquisitions $5.1 $2.7 Dividends $6.0 $0.1 Balance sheet Dec 23 Dec 22 Cash & marketable securities $13.5 $8.8 Total debt $56.5 $50.9 Selected debt measures Dec 23 Dec 22 IBM Financing debt $11.9 $12.9 Core (non-IBM Financing) debt $44.7 $38.1

15 Currency impact on revenue growth Quarterly averages per US $ 4Q23 Yr/Yr Spot 1Q24 2Q24 3Q24 4Q24 FY24 1/23/24 Euro 0.93 5% 0.92 1% (0%) (0%) 1% 0% Pound 0.81 6% 0.79 4% 1% 0% 2% 2% Yen 148 (5%) 148 (12%) (8%) (3%) (0%) (5%) Revenue impact, future @ 1/23/24 Spot 0.8 pts (1-1.5 pts) (1-1.5 pts) (0-1 pts) ~0 pts ~(1 pts) Prior view @ 10/24/23 Spot (0-1 pts) (2-2.5 pts) (2-2.5 pts) (1-2 pts) US $B Yr/Yr Revenue as reported $17.4 4.1% Currency impact 0.8 pts Revenue @CC 3.3%

16 Software & Infrastructure segment details Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 4Q23 B/(W) Yr/Yr Revenue $7.5 2% Hybrid Platform & Solutions $5.3 1% Red Hat 7% Automation Flat Data & AI 1% Security (6%) Transaction Processing $2.2 4% Pre-tax income $2.4 3% Pre-tax income margin 32.2% Flat Annual recurring revenue* $14.4 7% Infrastructure segment 4Q23 B/(W) Yr/Yr Revenue $4.6 2% Hybrid Infrastructure $3.3 7% zSystems 8% Distributed Infrastructure 7% Infrastructure Support $1.3 (9%) Pre-tax income $1.2 15% Pre-tax income margin 25.7% 2.8 pts

17 Consulting segment details Consulting segment 4Q23 B/(W) Yr/Yr Revenue $5.0 5% Business Transformation $2.3 5% Technology Consulting $1.0 4% Application Operations $1.8 6% Gross profit margin 27.7% 0.3 pts Pre-tax income $0.6 11% Pre-tax income margin 11.5% 0.5 pts Signings $6.6 8% Book-to-bill ratio (FY) >1.15 Revenue & signings growth rates @CC, $ in billions

18 Expense summary $ in billions *Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 4Q23 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $6.3 (5%) (5 pts) (2 pts) 1 pts SG&A – operating $4.5 Flat 0 pts (1 pts) 1 pts RD&E $1.7 (9%) 0 pts (2 pts) (7 pts) IP and custom development income ($0.2) (1%) Other (income)/expense - operating ($0.2) (24%) Interest expense $0.4 (29%)

19 Balance sheet summary $ in billions *Includes eliminations of inter-company activity Dec 23 Dec 22 Cash & marketable securities $13.5 $8.8 Core (non-IBM Financing) assets* $107.9 $103.4 IBM Financing assets $13.9 $15.0 Total assets $135.2 $127.2 Other liabilities $56.1 $54.3 Core (non-IBM Financing) debt* $44.7 $38.1 IBM Financing debt $11.9 $12.9 Total debt $56.5 $50.9 Total liabilities $112.6 $105.2 Equity $22.6 $22.0

20 Cash flow summary $ in billions *FY22 includes immaterial cash flows from discontinued operations B/(W) B/(W) 4Q23 Yr/Yr FY23 Yr/Yr* Net cash from operations $4.5 $0.5 $13.9 $3.5 Less: IBM Financing receivables ($1.9) ($0.1) $1.2 $1.9 Net cash from operations (excluding IBM Financing receivables) $6.3 $0.6 $12.7 $1.5 Net capital expenditures ($0.3) $0.3 ($1.5) $0.4 Free cash flow (excluding IBM Financing receivables) $6.1 $0.9 $11.2 $1.9 Acquisitions ($0.1) $1.2 ($5.1) ($2.7) Divestitures - ($0.0) ($0.0) ($1.3) Dividends ($1.5) ($0.0) ($6.0) ($0.1) Non-IBM Financing debt ($2.0) $0.8 $5.5 $3.6 Other (includes IBM Financing net A/R & IBM Financing debt) $0.1 $0.6 ($1.0) $1.9 Change in cash & marketable securities $2.5 $3.4 $4.6 $3.3

21 Cash flow (ASC230) $ in billions *FY22 includes immaterial cash flows from discontinued operations **FY22 includes a $1.5B tax effect associated with the one-time, non-cash pension settlement charge ** *4Q23 4Q22 FY23 FY22 Net income from operations $3.3 $2.7 $7.5 $1.6 Pension settlement charges - - - $5.9 Depreciation / amortization of intangibles $1.2 $1.1 $4.4 $4.8 Stock-based compensation $0.3 $0.2 $1.1 $1.0 Operating assets and liabilities / other, net $1.6 $1.7 ($0.3) ($2.2) IBM Financing A/R ($1.9) ($1.8) $1.2 ($0.7) Net cash provided by operating activities $4.5 $4.0 $13.9 $10.4 Capital expenditures, net of payments & proceeds ($0.3) ($0.5) ($1.5) ($1.9) Divestitures, net of cash transferred - $0.0 ($0.0) $1.3 Acquisitions, net of cash acquired ($0.1) ($1.3) ($5.1) ($2.3) Marketable securities / other investments, net $3.2 $0.6 ($0.5) ($1.3) Net cash provided by/(used in) investing activities $2.8 ($1.3) ($7.1) ($4.2) Debt, net of payments & proceeds ($0.1) ($1.4) $4.5 $1.2 Dividends ($1.5) ($1.5) ($6.0) ($5.9) Financing - other $0.0 ($0.0) ($0.2) ($0.2) Net cash provided by/(used in) financing activities ($1.6) ($2.9) ($1.8) ($5.0) Effect of exchange rate changes on cash $0.1 $0.2 $0.0 ($0.2) Net change in cash, cash equivalents & restricted cash $5.8 $0.0 $5.1 $1.0 *

22 Revenue and P&L highlights – FY 2023 Revenue growth rates @CC, $ in billions Revenue highlights FY23 B/(W) Yr/Yr Revenue $61.9 3% Americas $31.7 2% Europe/ME/Africa $18.5 1% Asia Pacific $11.7 7% Operating P&L highlights $ FY23 B/(W) Yr/Yr Gross profit $34.9 5% Expense $24.6 (5%) Pre-tax income $10.3 5% Net income $8.9 7% Earnings per share $9.62 5% Adjusted EBITDA $15.5 6% Operating P&L highlights % FY23 B/(W) Yr/Yr Gross profit margin 56.5% 1.3 pts Expense E/R 39.8% (0.9 pts) Pre-tax income margin 16.7% 0.4 pts Net income margin 14.3% 0.6 pts Tax rate 14.0% 1.2 pts

23 Software & Infrastructure segment details – FY 2023 Software segment FY23 B/(W) Yr/Yr Revenue $26.3 5% Hybrid Platform & Solutions $18.7 5% Red Hat 9% Automation 4% Data & AI 5% Security (2%) Transaction Processing $7.6 6% Pre-tax income $6.6 7% Pre-tax income margin 25.0% 0.4 pts Infrastructure segment FY23 B/(W) Yr/Yr Revenue $14.6 (4%) Hybrid Infrastructure $9.2 (2%) zSystems (4%) Distributed Infrastructure (1%) Infrastructure Support $5.4 (7%) Pre-tax income $2.4 7% Pre-tax income margin 16.6% 1.8 pts Revenue growth rates @CC, $ in billions

24 Consulting segment details – FY 2023 Consulting segment FY23 B/(W) Yr/Yr Revenue $20.0 6% Business Transformation $9.2 5% Technology Consulting $3.8 4% Application Operations $7.0 9% Gross profit margin 26.6% 1.1 pts Pre-tax income $1.9 14% Pre-tax income margin 9.6% 0.8 pts Signings $23.3 17% Book-to-bill ratio >1.15 Revenue & signings growth rates @CC, $ in billions

25 Expense summary – FY 2023 $ in billions *Includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense FY23 B/(W) Acq/ Yr/Yr Currency Divest* Base** Operating expense & other income $24.6 (5%) (2 pts) (1 pts) (1 pts) SG&A – operating $18.0 (2%) 0 pts 0 pts (3 pts) RD&E $6.8 (3%) 1 pts 1 pts (5 pts) IP and custom development income ($0.9) 30% Other (income)/expense - operating ($0.9) (21%) Interest expense $1.6 (32%)

26 Retirement-related summary Key assumptions and metrics 2022 2023 2024 Funded status at year end* US 125% 123% WW 114% 111% Discount rate at year end US 5.3% 5.0% WW 4.4% 4.0% Expected ROA at prior year end US 4.0% 5.5% 5.0% WW 3.6% 4.9% 4.9% Actual ROA US (14.3%) 4.3% WW (15.7%) 4.5% $ in billions *Qualified defined benefit plans ** Includes cash and non-cash contributions; 2024 contributions do not reflect impact of salary increase related to the 2024 U.S. Retirement Plan changes Expected Cost and contributions 2023 2024 Operating cost 1.2 1.1 Non-operating cost 0.0 0.4 Total cost 1.1 1.5 Contributions** 1.8 1.5

27 Software segment categories Revenue categories – FY 2023Revenue categories Red Hat Automation Data & AI Security Hybrid Platform & Solutions Transaction Processing Hybrid Platform & Solutions Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments Red Hat: incl. RHEL, OpenShift, Ansible Automation: incl. business automation, AIOps and management, integration, and application servers Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather Security: incl. software and services for threat, data and identity Transaction Processing Software that supports clients’ mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

28 Consulting segment categories Revenue categories Business Transformation Technology Consulting Application Operations Revenue categories – FY 2023 Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, which includes strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others Technology Consulting Skills to architect and implement cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including application modernization for hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms. Facilitates clients’ efforts to manage, optimize and orchestrate application and data workloads across platforms and environments through both custom applications and ISV packages

29 Infrastructure segment categories Revenue categories Revenue categories – FY 2023 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models zSystems: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms zSystems Distributed Infrastructure Hybrid Infrastructure Infrastructure Support

GAAP @CC Total revenue 4% 3% Americas 5% 5% Europe/ME/Africa 2% (2%) Asia Pacific 6% 8% 4Q23 Yr/Yr 30 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Revenue and P&L highlights – FY 2023” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of revenue performance - 4Q 2023 & FY 2023 GAAP @CC Total revenue 2% 3% Americas 2% 2% Europe/ME/Africa 3% 1% Asia Pacific 2% 7% FY23 Yr/Yr

31 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of segment revenue performance - 4Q 2023 GAAP @CC Software 3% 2% Hybrid Platform & Solutions 2% 1% Red Hat 8% 7% Automation 1% Flat Data & AI 1% 1% Security (5%) (6%) Transaction Processing 5% 4% 4Q23 Yr/Yr GAAP @CC Consulting 6% 5% Business Transformation 6% 5% Technology Consulting 5% 4% Application Operations 7% 6% Infrastructure 3% 2% Hybrid Infrastructure 8% 7% zSystems 8% 8% Distributed Infrastructure 8% 7% Infrastructure Support (9%) (9%) 4Q23 Yr/Yr

GAAP @CC Software 5% 5% Hybrid Platform & Solutions 5% 5% Red Hat 9% 9% Automation 3% 4% Data & AI 5% 5% Security (2%) (2%) Transaction Processing 6% 6% FY23 Yr/Yr GAAP @CC Consulting 5% 6% Business Transformation 4% 5% Technology Consulting 2% 4% Application Operations 7% 9% Infrastructure (5%) (4%) Hybrid Infrastructure (2%) (2%) zSystems (5%) (4%) Distributed Infrastructure (1%) (1%) Infrastructure Support (8%) (7%) FY23 Yr/Yr 32 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details – FY 2023”, “Consulting segment details – FY 2023” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of segment revenue performance - FY 2023

GAAP Non-GAAP Operating GAAP Non-GAAP Operating adjustments (non-GAAP) adjustments (non-GAAP) SG&A Currency 0 pts 0 pts 0 pts 0 pts 0 pts 0 pts Acquisitions/divestitures (1 pts) 0 pts (1 pts) 0 pts 0 pts 0 pts Base* 1 pts 0 pts 1 pts (2 pts) 0 pts (3 pts) RD&E Currency 0 pts 0 pts 0 pts 1 pts 0 pts 1 pts Acquisitions/divestitures (2 pts) 0 pts (2 pts) 1 pts 0 pts 1 pts Base* (7 pts) 0 pts (7 pts) (5 pts) 0 pts (5 pts) Operating expense & other income Currency (5 pts) (1 pts) (5 pts) (1 pts) (1 pts) (2 pts) Acquisitions/divestitures (1 pts) 0 pts (2 pts) (1 pts) 0 pts (1 pts) Base* 3 pts (2 pts) 1 pts 21 pts (22 pts) (1 pts) 4Q23 FY23 33 Non-GAAP supplemental materials *Represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures. The above reconciles the non-GAAP financial information contained in the “Expense summary” and “Expense summary – FY 2023” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of expense summary - 4Q 2023 & FY 2023

34 Non-GAAP supplemental materials $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of continuing operations - 4Q 2023 GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Operating (non-GAAP) Gross profit $10,267 $172 — — $10,439 Gross profit margin 59.1% 1.0 pts — — 60.1% SG&A 4,791 (271) — — 4,520 Other (income) & expense (193) 12 22 — (159) Total expense  6,509 (259) 22 — 6,272 Pre-tax income 3,759 431 (22) — 4,167 Pre-tax income margin 21.6% 2.5 pts (0.1 pts) — 24.0% Tax rate 12.6% 0.9 pts 0.5 pts (0.1 pts) 13.9% Net income 3,285 339 (41) 4 3,587 Net income margin 18.9% 2.0 pts (0.2 pts) 0.0 pts 20.6% Earnings per share $3.54 $0.37 ($0.04) $0.00 $3.87 4Q23

GAAP Acquisition- related adjustments Retirement- related adjustments Tax reform impacts Operating (non-GAAP) Gross profit $34,300 $631 — — $34,931 Gross profit margin 55.4% 1.0 pts — — 56.5% SG&A 19,003 (1,039) — — 17,964 Other (income) & expense (914) 10 39 — (866) Total expense  25,610 (1,029) 39 — 24,620 Pre-tax income 8,690 1,660 (39) — 10,311 Pre-tax income margin 14.0% 2.7 pts (0.1 pts) — 16.7% Tax rate 13.5% 1.4 pts (0.0 pts) (0.9 pts) 14.0% Net income 7,514 1,292 (30) 95 8,870 Net income margin 12.1% 2.1 pts (0.0 pts) 0.2 pts 14.3% Earnings per share $8.15 $1.40 ($0.03) $0.10 $9.62 FY23 35 Non-GAAP supplemental materials $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights – FY 2023”, “Expense summary – FY 2023” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of continuing operations - FY 2023

36 $ in billions *Primarily consists of amortization of acquired intangible assets **FY 2022 includes a one-time non-cash pre-tax pension settlement charge of $5.9 billion ***Corporate (gains) and charges primarily consists of unique corporate actions such as gains on divestitures The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Revenue and P&L highlights – FY 2023”, “Prepared remarks” and “Adjusted EBITDA performance” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Non-GAAP supplemental materials Reconciliation of GAAP net income to adjusted EBITDA 4Q23 Yr/Yr FY23 Yr/Yr Net income as reported (GAAP) $3.3 $0.6 $7.5 $5.9 Less: Income/(loss) from discontinued operations, net of tax $0.0 $0.2 ($0.0) $0.1 Income from continuing operations $3.3 $0.4 $7.5 $5.7 Provision for/(Benefit from) income taxes from continuing operations $0.5 $0.0 $1.2 $1.8 Pre-tax income from continuing operations (GAAP) $3.8 $0.4 $8.7 $7.5 Non-operating adjustments (before tax) Acquisition-related charges* $0.4 $0.0 $1.7 ($0.1) Non-operating retirement-related costs/(income)** ($0.0) ($0.1) ($0.0) ($6.6) Kyndryl-related impacts - $0.0 - ($0.4) Operating (non-GAAP) pre-tax income from continuing operations $4.2 $0.3 $10.3 $0.5 Net interest expense $0.3 $0.0 $0.9 ($0.1) Depreciation/Amortization of non-acquired intangible assets $0.7 ($0.0) $2.8 ($0.3) Stock-based compensation $0.3 $0.0 $1.1 $0.1 Workforce rebalancing charges $0.0 $0.0 $0.4 $0.4 Corporate (gains) and charges*** ($0.0) $0.0 ($0.1) $0.3 Adjusted EBITDA $5.5 $0.4 $15.5 $0.9

37 Non-GAAP supplemental materials $ in billions *Full-year 2022 includes $1.5 billion tax effect associated with the one-time, non-cash, pension settlement charge ** Other assets and liabilities/other, net mainly consists of operating assets and liabilities/other, net in the “Cash flow (ASC230)” discussion, workforce rebalancing charges, non-operating impacts and corporate (gains) and charges The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of net cash from operations to adjusted EBITDA 4Q23 4Q22 FY23 FY22 Net cash provided by operating activities $4.5 $4.0 $13.9 $10.4 Add: Net interest expense $0.3 $0.2 $0.9 $1.1 Provision for/(Benefit from) income taxes from continuing operations* $0.5 $0.4 $1.2 ($0.6) Less change in: Financing receivables ($1.9) ($1.8) $1.2 ($0.7) Other assets and liabilities/other, net* , ** $1.6 $1.4 ($0.7) ($3.1) Adjusted EBITDA $5.5 $5.0 $15.5 $14.6

38 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 24, 2024, for additional information on the use of these Non-GAAP financial measures. Reconciliation of Pre-tax income margin – FY 2024 expectations ~ GAAP Operating (non-GAAP) B/(W) B/(W) Pre-tax income margin Yr/Yr Flat 0.5Pts

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